CORPORATE & INVESTOR OVERVIEW

December 2013

ECHO AUTOMOTIVE™

FORWARD LOOKING STATEMENTS

This Corporate Presentation includes forward-looking information regarding Echo Automotive, Inc. and its subsidiaries that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will”, “would”, “should”, “plans”, “likely”, “expects”, “anticipates”, “intends”, “believes”, “estimates”, “thinks”, “may”, and similar expressions, are forward-looking statements. Statements that are not historical facts are also forward looking statements. Although the Company believes that its expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things: our limited operating history and inability to predict future operations with any certainty, the ability to timely complete development efforts in various stages, including prototypes and concepts, labor costs, regulatory approvals, prices of fuel, electricity and raw commodities, political environment, our ability to raise capital, cash flow estimates, financial valuation, future financial performance, planned capital expenditures, market conditions, uncertainties inherent in the transportation and fuel industries, unexpected future capital expenditures, and other normal business risks.

The foregoing factors do not constitute an exhaustive list of factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and should be read in conjunction with the other cautionary statements and risk factors included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission and other cautionary statements described in our reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The Company cautions readers not to place undue reliance on those statements.

The Corporate Presentation does not constitute an offer to sell or solicitation of an offer to buy securities of the Company. This is presented as a source of information and not an investment recommendation.

ABOUT ECHO AUTOMOTIVE

OUR MISSION

- Deliver stakeholder value by developing, producing and selling innovative, cost-effective and OEM-validated vehicle electrification solutions that reduce fossil fuel consumption, emissions and operating costs for fleet operators

OUR VISION

- Profitably and cost-effectively enable the electrification of vehicle fleets across the globe through intelligent solutions that simplify complex technology, solve real-world issues and lead the industry

OUR EXPERIENCE

200+ years combined industry experience
Real-world know-how to drive innovation from prototype to production
Record of success creating industries, building companies and launching market-making commercial products

BOLT-ON AFTERMARKET PLUG-IN HYBRID SYSTEM FOR FLEETS

Advanced Battery System

Low Voltage, modular design enhances safety and flexibility

Electric Motor

30kW – Provides torque assist and recovers brake energy



Plug-In Power

Leverages grid power to increase system efficiency

ECHODRIVE™

KEY TRENDS IN ELECTRIFICATION

Macro Trends

GLOBAL EV STOCK
(through 2012)

Represents 0.02% of total passenger cars

180,000+


Global EV Sales More Than Doubled Between 2011 and 2012
Approximate Annual Sales
45,000
113,000
2011
2012


USD
1,000
kWh
USD
485
kWh
2008
2012


Cumulative U.S. Plug-In Vehicle Sales

Micro Trends

The number one challenge facing commercial fleets: rising fuel prices, the largest cost component of operating expenses.

Fleet acquisition costs increasing due to emissions technologies.

Fleet managers and operators are increasingly focused on fuel-reduction strategies.

Major corporations like FedEx, UPS, Coca-Cola, Frito Lay, General Electric and Time Warner are adding EVs to their fleets.

Top 15 Fleets alone account for more than 10,000 hybrids.

TCO calculation for PEVs becoming more attractive due to factors like predictable routes and high vehicle utilization rates.

BATTERY PRICES – THE FUTURE IS OUR FRIEND

- The size of the battery packs greatly influences the price of new electric cars and plug-in hybrids.
- Expected range per kilowatt-hour varies due to differences in vehicle weight, expectations about driving patterns, and capacity kept in reserve to hedge against battery deterioration.

Estimates of electric-vehicle battery costs
$ per kilowatt-hour



$1,105
600
500
225
'10
'15
'20
ESTIMATES
Highest
Lowest
Individual

Sources: Advanced Automotive Batteries, Boston Consulting Group, Deutsche Bank, Electrification Coalition, National Research Council, and Pike Research

MARKET OPPORTUNITY

$45+ Billion



1,175,401
819,055
600,207
484,786
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
E-Series
Express
Silverado
F-Series

ECHODRIVE VALUE PROPOSITION

- Delivers a non-invasive bridge solution for new and existing vehicles without high infrastructure costs.
- Offers a low-cost point of entry to HEV/PHEV, high fuel-efficiency, a long product lifespan and financing options that make shorter ROI possible.
- EchoDrive is supported by a vast network of industry-leading install and service providers that will give customers confidence, choice and convenience.

	EchoDrive Plug-In Hybrid System	Full Electric Conversion	Plug-In Hybrid Conversion	Natural Gas Conversion	New Hybrid Vehicle	New Electric Vehicle
Claimed ROI	36-48 Months	5-6 Years	2-3 Years	3-5 Years	5 Years	4-5 Years
Typical ROI	36-48 Months	8+ Years	6+ Years	5-7 Years	8+ Years	8+ Years
Install Time	3-6 Hours	2-4 Weeks	3-5 Days	1-2 Weeks	N/A	N/A
Maximum Range	Vehicle Range +	50 - 100 Miles	Vehicle Range +	100-200 Miles	Vehicle Range	100-200 Miles
Graceful Failure	Yes	No	No	No	No	No
Short & Long Term Financing	Yes	No	No	No	No	No
EPA-Approval Requirement	No	No	No	Yes	Yes	Yes

COST/SAVINGS ANALYSIS

Variance Analysis Based on $2,000 - $3,000 in Annual Savings/Fleet Unit			
Average Fleet Size	2500	2500	2500
Avg. Savings/Year/Vehicle	$2,000.00	$2,500.00	$3,000.00
Annual Savings/Fleet	$5,000,000.00	$6,250,000.00	$7,500,000.00
Avg. Fleet Life (Years)	10	10	10
Avg. Fleet Savings	$42,500,000.00	$53,125,000.00	$63,750,000.00
Avg. Gas Price	$4.00	$4.00	$4.00
Gallons of Gas Saved	10,625,000.00	13,281,250.00	15,937,500.00
CO2 (lbs.) produced/gal of gas	22.3	22.3	22.3
Avoided CO2 (lbs.)	236,937,500.00	296,171,875.00	355,406,250.00
EchoDrive purchase price/unit	$15,000.00	$15,000.00	$15,000.00
Total Cost	$37,500,000.00	$37,500,000.00	$37,500,000.00
Projected Net Savings (over Fleet Life)	$5,000,000.00	$15,625,000.00	$26,250,000.00
Projected ROI (%)	13.3%	41.7%	70%

CARBON IMPACT ANALYSIS

In addition to real 'pocketbook' savings, EchoDrive delivers principle savings in avoided gas consumption & CO2 emissions.			
Current Carbon Price/Ton	$12.00	$12.00	$12.00
Tons of CO2 Avoided	118,468.75	148,085.94	177,703.13
Value of Avoided Carbon	$1,421,625.00	$1,777,031.25	$2,132,437.50
If we offer that value back to Client:	$6,421,625.00	$17,402,031.25	$28,382,437.50
Adjusted projected ROI	17.1%	46.4%	75.7%

ECHO AUTOMOTIVE TIMELINE

2009

Company incorporated

Business focus: carbon credit market

2011

Refocused business on advanced automotive market

Began development of technologies, products and solutions that allow the addition of HEV/PHEV capabilities to existing vehicles

Hired key members of Bright Automotive team

2012

Acquired certain facilities and intellectual property in a bid to accelerate EchoDrive commercialization

2013

Acquired Bright Automotive's intellectual properties and patents

Established national service and installation network including Dickinson Fleet Services and Meineke

Received NTEA's Work Truck Show 2013 Editors' Choice Award

Building pre-production units and planning for 2014 commercialization of EchoDrive

SALES & MARKETING STRATEGY

- Target influencers and decision makers within fleets with a heavy concentration of Ford E-series vehicles.
- Generate revenue through the following distribution channels:
  - Pre-sales activities such as Fleet Evaluations
  - Direct sales of EchoDrive
  - Installation and Support Services
  - Referral and commission revenue from such partners as financing partners
  - Territory sales for Echo Automotive distributors



LEVERAGING OUR ASSETS

Intellectual Property and Know-How

ECHOACCELERATE™

Our core patents enable us to develop licensing partnerships with advanced automotive manufacturers and related companies through our EchoAccelerate program.

Program was designed to allow us to strategically respond to partnership opportunities and deploy Echo technology throughout the fleet value chain worldwide.

- EchoDrive derivatives
- OEM systems
- Battery & pack technology
- Vehicle-to-Grid technology
- Propulsion technology



CONTINUOUS PROGRESS

Development & Manufacturing

PATH TO MARKET


Demo 1 Completion
Alpha Development
Pre-Production Units
Production Development
Production Ramp
Volume Production (E-Series Platform)
4Q2012
4Q12-2Q3
2Q13-4Q13
2Q13-2Q14
2Q14-3Q14
2H14

STATUS UPDATE

Pilot Program: On track; Q1 & Q2 2014

- Limited availability
- Program price to customer: $30,000 on provided vehicle
- Preferential delivery & pricing for production kits

Production Units: Target delivery mid-2014

- Low volumes
- Target customer price: $15,000 on provided vehicle

Target Pricing:

- First 1,000 “Premiere” production units - $12,500
- Volumes increasing into 2015
- Targeting $10,000 on provided vehicle



EXECUTIVE LEADERSHIP

Track Record of Success

EXECUTIVE TEAM

DAN KENNEDY, CHIEF EXECUTIVE OFFICER

- Co-founder of Echo Automotive
- Founder of SalesLogix (ACT!), Vcommerce, RouteCloud et al
- Raised over $250 million dollars in venture funding in multiple industries including communications, eCommerce and enterprise software.
- Lead multiple Exits creating over $1.5B in value, includes SalesLogix IPO (1996) and Vcommerce.

JASON PLOTKE, PRESIDENT & CHAIRMAN

- Co-founder of Echo Automotive
- Founder and President of SMA, Tier 1 Integrated Supplier to GM
- Scaled manufacturing capability 1,000% in 12 months.
- Created processes and systems to support ISO 9001: TS requirements

PATRICK VAN DEN BOSSCHE, CHIEF OPERATING OFFICER & MANAGING DIRECTOR

- 25+ years senior executive experience with fast-growth, start-up and next-growth companies
- Past Executive Officer for Barrett-Jackson, TurnKey, Modtech, and SPI
- Built overall enterprise value in excess of $1B and overall sales of nearly $1B
- Six Sigma Certified and Toyota Production System trained

EXECUTIVE TEAM

JOHN WATERS, CHIEF TECHNOLOGY OFFICER

- Founding CEO of Bright Automotive (Bright Automotive received first investment of GM Ventures)
- VP, Sustainable Transportation, Rocky Mountain Institute (RMI) and first recipient of Google.org funding
- Created EnerDel Joint Venture and previously launched Delphi's lithium battery pack product (first large-format lithium battery in US)
- Inventor and project lead for GM's EV1 and Electric S-10 battery pack systems
- Holds 6 U.S. Patents (and 2 international) in battery and automotive design

TODD LAWSON, CHIEF FINANCIAL OFFICER

- 25+ years in finance, treasury and accounting management working extensively with start-ups, growth companies and manufacturing enterprises
- CFO for SNTech, Inc., a clean tech electric motor manufacturer; secured equity that allowed company to grow revenues from $1M to $20M in two-year period.
- Secured over $30 million of equity funding for 41st Parameter and guided the company from pre-revenue to annual subscription revenues of over $13 million.
- Big 4 international accounting experience through 12 years at Ernst & Young
- CPA, State of Arizona

SUMMARY OF OPPORTUNITY

- Demand driven by rising and volatile fuel costs, emissions regulations and supply concerns
- Proven technology provides up to 50% fuel efficiency gain and 33% decrease in carbon emissions
- Lowers fleet operating costs dramatically
- Deep intellectual property portfolio creates competitive advantage
- Multiple revenue streams: EchoDrive, EchoAccelerate and EchoSolutions
- Nimble business structure with low inflection point and ability to strengthen industry

